SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                                    [GRAPHIC]

                                   The REvest
                                   Value Fund
                              A No-Load Mutual Fund
                                Managed in Maine

                                A Value-Oriented
                             Investment In Small and
                          Medium-Sized Company Equities

                       A Series of The Winter Harbor Fund

PROFILE OF THE FUND
--------------------------------------------------------------------------------

The REvest Value Fund ("REvest" or the "Fund") is a no-load series of The Winter Harbor Fund, an open-end, diversified management investment company. Jennifer E. Goff, President of Ebright Investments, Inc. ("EII" or the "Adviser"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Board of Trustees.

REvest primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy GREAT COMPANIES AT GREAT PRICES. These tenets are elaborated upon in the following outline:


SMALL AND MID-      We believe these  securities have more potential for capital
CAP STOCKS          appreciation because they have historically generated higher returns for  investors,  and because they are generally less well-known,  making them more likely to be improperly priced by the  marketplace.  The Fund will normally invest at least
                    90% of its assets in common  stocks,  convertible  preferred
                    stocks  and  convertible   bonds.  At  least  80%  of  these
                    "allowable securities" will be income producing and at least
                    80% will be issued by companies with market  capitalizations
                    between   $200  million  and  $2  billion  at  the  time  of
                    investment.



VALUE-ORIENTATION,  We look for companies with "value  discrepancies," or market
PLUS VITALITY       prices below our assessment of their "real"  business worth.
                    From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. We believe profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.



CONSISTENT          We  will  automatically  close  the  Fund  to new  investors
PORTFOLIO           beginning  on  March 1 after  the end of any  calendar  year
CHARACTER           during  which  its  assets  reach  $350  million.  Since  we specialize in small and medium-size companies,  we believe a larger asset base could limit our  flexibility in buying and selling  for  the  Fund,  or  force  us to  invest  in  more companies than we can closely follow.  By placing  practical limits on our size,  we believe we can make it possible  for
                    the  Fund's  investment   adviser  to  actively  manage  the
                    portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

MANAGER'S LETTER                                               REVEST VALUE FUND
--------------------------------------------------------------------------------

Dear Friends and Fellow Shareholders:

Like the fireworks my father used to set off over the Mt. Gretna Lake on the fourth of July, the markets started this year with a bang and ended the first half in a long, drawn-out fade. On February 2nd, at its first meeting of the year, the Federal Reserve Board voted to raise short-term interest rates a quarter point. It was the fourth time the committee had done so since June 1999. The announcement itself was basically a non-event as Chairman Greenspan had already set the stage for a series of rate hikes throughout the year as a means of slowing the economy.

Shortly thereafter, the market once again began to bifurcate into New and Old Economy stocks, with the New Economy stocks garnering the majority of the money flows. New Economy stocks were deemed to be interest rate insensitive due to their high levels of cash, low levels of debt and high unit growth. REvest was able to keep up during this explosive time, ending the first quarter up 6.9%, as compared to a rise of 7.1% and an increase of 2.3% for the Russell 2000 Index and the S&P 500 Index, respectively.

The market's fascination with momentum took a breather in the second quarter, as investors woke up to the fact that even New Economy stocks are vulnerable in a rising interest rate environment. More importantly, the notion that earnings matter came back in vogue. Analysts became less tolerant of business models that require access to unlimited amounts of capital and that are not expected to earn a profit for the foreseeable future. These collective realizations caused the market value of many high fliers to stream back down toward Earth.

The Fed raised rates twice in the second quarter, 0.25% at its April meeting and 0.50% at the May meeting, and signaled its intention to continue as long as inflation remained a threat. While Old Economy stocks had better relative performance as a result, the Fed's actions created a great deal of uncertainty. When investors were not questioning when the rate increases would stop, they were wondering what the ultimate impact would be on the market in general and second half earnings in particular. Will the Fed manage a soft landing, or will it overshoot the mark and push the economy into a recession? As the quarter drew to a close, the consensus opinion seemed to change daily. REvest held its own in this interval, gaining 0.5%, versus a decline of 3.8% and a loss of 2.7% for the Russell 2000 and S&P 500, respectively.

For the six months ended June 30, 2000, REvest was up 7.5%, significantly outperforming both of the major benchmarks. During the same period, the Russell 2000 was up 3.0%, while the S&P 500 was down 0.4%. The Fund's performance was favorably impacted by investments in energy, health and technology, while financial and industrial cyclical stocks hampered performance.

The rest of the year remains a question mark. There are numerous cross-currents, including the possibility of further rate increases and the fact that this is an election year, which make it hard to predict. One thing is for certain, however, as the various forces work against each other, the unusually high level of volatility experienced recently will continue.

Regarding the previously announced acquisition of REvest by Royce Total Return Fund, proxy material is currently being reviewed by the Securities and Exchange Commission. I anticipate sending this material to shareholders in September. Assuming approval by a majority of the outstanding shares, the transaction should close in October.

While a grand finale is a bit premature at this point, this Manager's Letter will likely serve as my last as Portfolio Manager for REvest. I am pleased to be able to end my tenure with such good performance. Once again, I want to thank you for including us in your portfolio of investments. Your support over the years has been greatly appreciated.

Sincerely,

Jennifer Ebright Goff
Portfolio Manager
President, Ebright Investments, Inc.
August 17, 2000

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
The following information provides a "bird's eye" view of the REvest portfolio as of June 30, 2000. For a more complete picture, the Performance Discussion, Portfolio of Investments and accompanying financial statements should be read in their entirety.

PORTFOLIO           Common Stocks:                          MARKET VALUE        % OF NET ASSETS
COMPOSITION                                                 ------------        ---------------
                      Micro-Caps (under $200M)  ..........  $  1,657,499  ........   10.7%
                      Small-Caps ($200M - $1B)  ..........    10,644,969  ........   68.7%
                      Mid-Caps ($1B - $2B)  ..............     2,038,438  ........   13.2%
                    Convertible Bonds  ...................       799,500  ........    5.2%
                    Cash Equivalents  ....................       383,684  ........    2.5%
                    Liabilities in Excess of Other
                    Assets  ..............................       (43,638) ........   (0.3)%
                                                            ------------            ------
                    Net Assets  ..........................  $ 15,480,452  ........  100.0%
                                                            ============            ======

                                                                                % OF NET ASSETS
                                                                                ---------------
INDUSTRY            Industrial Cyclical  .......................................     19.0%
CONCENTRATION       Energy  ....................................................     11.9%
                    Health  ....................................................     11.4%
                    Financial  .................................................     10.6%
                    Retail  ....................................................     10.6%
                    Technology  ................................................     10.4%
                    Services  ..................................................      8.7%
                    Consumer Products  .........................................      7.8%
                    Real Estate  ...............................................      7.4%
                    Cash Equivalents  ..........................................      2.5%
                    Liabilities in Excess of Other Assets   ....................     (0.3)%


AVERAGE FINANCIAL   Market Capitalization  .....................................   $601.4M
CHARACTERISTICS     P/E Ratio  .................................................     20.9X
OF PORTFOLIO        P/B Ratio  .................................................      2.0X
COMPANIES           Return on Assets  ..........................................      6.6%
                    Return on Equity  ..........................................     13.0%
                    Projected 5-Year EPS Growth Rate  ..........................     14.4%
                    Gross Portfolio Yield  .....................................      2.6%


                                                            MARKET VALUE        % OF NET ASSETS
                                                            ------------        ---------------
TOP TEN EQUITY      1.  IDEXX Laboratories, Inc.  .........  $ 457,500    ........    3.0%
POSITIONS           2.  Barrett Resources Corporation  ....    456,562    ........    2.9%
                    3.  CBRL Group, Inc.  .................    440,625    ........    2.8%
                    4.  Matthews International Corporation     435,000    ........    2.8%
                    5.  St. Mary Land & Exploration, Co.  .    420,625    ........    2.7%
                    6.  Arrow International, Inc.  ........    418,750    ........    2.7%
                    7.  The Toro Company  .................    411,719    ........    2.7%
                    8.  Analogic Corporation  .............    400,000    ........    2.6%
                    9.  CLARCOR, Inc.  ....................    397,500    ........    2.6%
                    10. Invacare Corporation  .............    393,750    ........    2.5%

PERFORMANCE DISCUSSION                                         REVEST VALUE FUND
--------------------------------------------------------------------------------

The first half of 2000 marked a large departure from the themes seen in the prior two years. Continuing the trend begun in late 1999, small-cap stocks outperformed large-cap stocks. This statement was particularly true in the first quarter where the Russell 2000 Index returned 7.1% while the S&P 500 Index only returned 2.3%. While both indices gave up some of these gains in the second quarter, the Russell 2000 more than the S&P 500, the Russell 2000 still prevailed in the end. For the first six months, the Russell 2000 rose 3.0% as compared to a decline of 0.4% for the S&P 500.

In addition, value stocks finally outperformed growth stocks. Despite a sharp run in February and early March, growth stocks suffered a serious decline in the second quarter due to interest rate and valuation concerns. Value stocks for their part were fairly consistent, garnering small, but positive, returns in both quarters. Proving that the turtle can indeed beat the hare, the Russell 2000 Value Index was up 5.9% through June 30, 2000, versus up 1.2% for the Russell 2000 Growth Index.

REvest, with its small-cap, value orientation, ended the first half up 7.5%. Our performance was enhanced by our participation in the technology, energy, and health sectors, while the financial and industrial cyclical sectors acted as more of a drag. We believe the first half's performance validated our strategy of maintaining relatively equal weightings across industry sectors. It confirms our belief that while we can determine value exists, we can never time the realization of that value. Being broadly diversified helps ensure that we participate whenever a shift finally occurs.

       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT
                  ON AUGUST 1, 1994* IN THE REVEST VALUE FUND,
                      S&P 500 INDEX AND RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]

                     -------------------------------------
                                                   6-30-00
                                                   -------
                     REvest Value Fund             $16,629
                     S&P 500 Index                 $35,501
                     Russell 2000 Index            $22,693
                     -------------------------------------

                                      FOR PERIODS ENDED JUNE 30, 2000

                                                                    SINCE
                                 6-MONTHS    1-YEAR     5-YEAR    INCEPTION*
                                 --------    ------     ------    ----------
REvest Value Fund
  average annual total return ..   7.50%     -2.44%      9.22%      8.97%
S&P 500 Index average
  annual total return ..........  -0.43%      7.25%     23.80%     23.86%
Russell 2000 Index average
  annual total return ..........   3.03%     14.32%     14.27%     14.85%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, an unmanaged index representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

PORTFOLIO OF INVESTMENTS                                       REVEST VALUE FUND
--------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS - 92.6%

                     SHARES                                                        COST                VALUE
                     ------                                                        ----                -----
CONSUMER PRODUCTS    30,000    *  Helen of Troy Ltd.  ......................   $    189,375        $   167,812
- 7.8%               20,000       Russ Berrie and Company, Inc.  ...........        302,600            385,000
                     12,500       The Toro Company  ........................        325,750            411,719
                     25,000       Wolverine World Wide, Inc.  ..............        323,500            246,875
                                                                               ------------        -----------
                                                                                  1,141,225          1,211,406
                                                                               ------------        -----------


ENERGY - 11.9%       15,000    *  Barrett Resources Corporation  ...........        394,879            456,562
                     20,000       Berry Petroleum Company, Class A  ........        183,825            340,000
                     10,000       Helmerich & Payne, Inc.  .................        198,142            373,750
                     10,000       Penn Virginia Corporation  ...............        161,861            246,250
                     10,000       St. Mary Land & Exploration Company  .....        186,094            420,625
                                                                               ------------        -----------
                                                                                  1,124,801          1,837,187
                                                                               ------------        -----------


FINANCIAL - 10.6%    25,000       Banknorth Group, Inc.  ...................        161,044            382,813
                     10,000       Chittenden Corporation  ..................        270,600            244,375
                     30,000       Donegal Group, Inc.  .....................        308,986            172,500
                     10,000       Protective Life Corporation  .............        319,600            266,250
                     25,000       Susquehanna Bancshares, Inc.  ............        287,536            356,250
                     10,000       Webster Financial Corporation  ...........        255,625            221,875
                                                                               ------------        -----------
                                                                                  1,603,391          1,644,063
                                                                               ------------        -----------


HEALTH - 11.4%       12,000       Arrow International, Inc.  ...............        240,820            418,750
                     10,000       Diagnostic Products Corporation  .........        276,375            320,000
                     20,000    *  IDEXX Laboratories, Inc.  ................        274,872            457,500
                     15,000       Invacare Corporation  ....................        283,220            393,750
                     20,000       Omnicare, Inc.  ..........................        258,813            181,250
                                                                               ------------        -----------
                                                                                  1,334,100          1,771,250
                                                                               ------------        -----------


INDUSTRIAL           10,000       Aptargroup  ..............................        285,025            270,000
CYCLICALS - 19.0%    10,000       CLARCOR, Inc.  ...........................        266,267            397,500
                     10,000       Greif Bros. Corporation, Class A  ........        216,950            307,500
                     10,000       Kaydon Corporation  ......................        284,628            210,000
                     15,000       LSI Industries, Inc.  ....................        296,406            227,812
                     25,000       M.A. Hanna Company  ......................        339,000            225,000
                     15,000       Matthews International Corporation  ......        340,778            435,000
                     20,000       Regal-Beloit Corporation  ................        340,588            318,750
                     10,000       Teleflex, Inc.  ..........................        174,700            370,625
                     20,000       Wausau-Mosinee Paper Corporation  ........        220,962            171,250
                                                                               ------------        -----------
                                                                                  2,765,304          2,933,437
                                                                               ------------        -----------


REAL ESTATE - 5.7%   10,000       Cousins Properties, Inc.  ................        175,117            385,000
                     10,000       Manufactured Home Communities, Inc.  .....        240,600            239,375
                     20,000       New Plan Excel Realty Trust  .............        291,100            260,000
                                                                               ------------        -----------
                                                                                    706,817            884,375
                                                                               ------------        -----------

    The accompanying notes are an integral part of the financial statements.

                                       4

PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS - 92.6% (Continued)


                     SHARES                                                        COST                VALUE
                     ------                                                        ----                -----
RETAIL - 10.6%       10,000       Applebee's International, Inc. ...........   $    226,573        $   303,125
                     30,000       CBRL Group, Inc.  ........................        340,763            440,625
                     20,000       Claire's Stores, Inc.  ...................        374,794            385,000
                     30,000    *  Stein Mart, Inc.  ........................        270,000            307,500
                     30,000    *  West Marine, Inc.  .......................        309,062            205,312
                                                                               ------------        -----------
                                                                                  1,521,192          1,641,562
                                                                               ------------        -----------


SERVICES - 8.7%      10,000       Chemed Corporation  ......................        323,247            281,875
                     25,000    *  Computer Horizons Corporation  ...........        348,858            335,938
                     15,000       Landauer, Inc.  ..........................        285,587            233,438
                     10,000       National Data Corporation  ...............        326,900            230,000
                     10,000    *  Right Management Consultants, Inc.  ......        325,750            262,500
                                                                               ------------        -----------
                                                                                  1,610,342          1,343,751
                                                                               ------------        -----------


TECHNOLOGY - 6.9%    10,000       Analogic Corporation  ....................        290,000            400,000
                     10,000    *  Dionex Corporation  ......................        324,450            267,500
                     30,000    *  Planar Systems, Inc.  ....................        206,750            388,125
                      1,000       Woodhead Industries  .....................         16,000             18,250
                                                                               ------------        -----------
                                                                                    837,200          1,073,875
                                                                               ------------        -----------

                    TOTAL COMMON STOCKS  ...................................   $ 12,644,372        $14,340,906
                                                                               ------------        -----------
CORPORATE BONDS - 5.2%

     PAR                                                                           COST                VALUE
     ---                                                                           ----                -----
  $300,000      MSC.Software Corporation 7.875% Conv. Sub. Deb.
                 due 8/18/04  ............................................     $    289,611        $   258,750
   300,000      Richardson Electronics Ltd. 8.25% Conv. Sub. Deb.
                due 6/15/06  .............................................          259,500           273,375
   300,000      Sizeler Property Investors, Inc. 8.00% Conv. Sub. Deb.
                due 7/15/03  .............................................          278,250            267,375
                                                                               ------------        -----------

                TOTAL CORPORATE BONDS  ...................................     $    827,361        $   799,500
                                                                               ------------        -----------
MONEY MARKETS - 2.5%

    SHARES
    ------
   383,684      Firstar Stellar Treasury Fund  ...........................     $    383,684        $   383,684
                                                                               ------------        -----------

                TOTAL INVESTMENTS AT VALUE - 100.3%  .....................     $ 13,855,417        $15,524,090
                                                                               ============        -----------

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)  ..........                            (43,638)
                                                                                                   -----------

                TOTAL NET ASSETS - 100.0%  ...............................                         $15,480,452
                                                                                                   ===========

* Non-income producing.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)
ASSETS:             Investments, at value (acquisition cost:  $13,855,417) (Note 2)  .....      $ 15,524,090
                    Receivable for capital shares sold  ..................................                50
                    Interest receivable  .................................................            20,776
                    Dividends receivable  ................................................            26,088
                    Receivable for securities sold  ......................................           144,727
                    Other assets  ........................................................             9,488
                                                                                                ------------
                      Total assets  ......................................................        15,725,219
                                                                                                ------------
LIABILITIES:        Payable to affiliates (Note 5)  ......................................            17,473
                    Dividends payable  ...................................................             4,718
                    Payable for securities purchased  ....................................           208,506
                    Payable for capital shares redeemed  .................................            11,920
                    Other accrued expenses and liabilities  ..............................             2,150
                                                                                                ------------
                      Total liabilities  .................................................           244,767
                                                                                                ------------
                      Net assets..........................................................      $ 15,480,452
                                                                                                ============
NET ASSETS:                                                                                     $ 12,360,191
                    Paid-in capital.......................................................
                    Undistributed net investment income  .................................             2,115
                    Accumulated net realized gains from security transactions  ...........         1,449,473
                    Net unrealized appreciation on investments  ..........................         1,668,673
                                                                                                ------------
                       Net assets  .......................................................      $ 15,480,452
                                                                                                ============
PRICE PER SHARE:    Net asset value, offering and redemption price per share (Note 2)
                    ($15,480,452 / 1,465,883 shares outstanding) .........................      $      10.56
                                                                                                ============

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS           FOR THE
                                                                                 ENDED           YEAR ENDED
                                                                             JUNE 30, 2000       DECEMBER 31,
                                                                              (UNAUDITED)           1999
                                                                             ------------       ------------
INVESTMENT          Net investment income  ..............................    $                  $    257,303
OPERATIONS:                                                                        71,410
                    Net realized gains from security transactions  ......       1,445,187          1,202,089
                    Net change in unrealized appreciation/depreciation
                      on investments  ...................................        (252,606)        (2,126,314)
                                                                             ------------       ------------
                      Net increase (decrease) in net assets from                1,263,991           (666,922)
                      operations  .......................................
                    From net investment income  .........................         (77,709)          (261,710)
DISTRIBUTIONS TO
SHAREHOLDERS:
                    From net realized gains on investments  .............              --           (841,632)
                                                                             ------------       ------------
                      Net decrease in net assets from distributions to
                      shareholders  .....................................         (77,709)        (1,103,342)
                                                                             ------------       ------------
CAPITAL SHARE       Proceeds from shares sold  ..........................         502,751            748,290
TRANSACTIONS        Reinvestment of distributions in shares  ............          68,237            978,647
(NOTE 4):           Payments for shares redeemed  .......................      (3,595,413)        (7,368,201)
                                                                             ------------       ------------
                      Net decrease in net assets from capital share            (3,024,425)        (5,641,264)
                        transactions  ...................................
                                                                             ------------       ------------
                      Total decrease in net assets  .....................      (1,838,143)        (7,411,528)
                                                                             ------------       ------------
NET ASSETS:         Beginning of period  ................................      17,318,595         24,730,123
                                                                             ------------       ------------
                    End of period  ......................................    $ 15,480,452       $ 17,318,595
                                                                             ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME  ....................................    $      2,115       $      8,414
                                                                             ============       ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
INVESTMENT INCOME:  Interest  ...........................................................       $     49,575
                    Dividends  ..........................................................            148,475
                                                                                                ------------
                      Total investment income  ..........................................            198,050
                                                                                                ------------
EXPENSES:           Investment advisory fees (Note 5)  ..................................             84,428
                    Accounting services fees (Note 5)  ..................................             12,000
                    Administrative services fees (Note 5)  ..............................             12,000
                    Transfer agent fees (Note 5)  .......................................              7,500
                    Registration fees  ..................................................              4,673
                    Postage and supplies  ...............................................              4,600
                    Insurance expense  ..................................................              4,356
                    Custodian fees  .....................................................              3,742
                    Printing of shareholder reports  ....................................              3,661
                    Trustees' fees and expenses  ........................................              3,000
                    Pricing costs  ......................................................                642
                                                                                                ------------
                      Total expenses  ...................................................            140,602
                    Fees waived by the Adviser (Note 5)  ................................            (13,962)
                                                                                                ------------
                      Net expenses  .....................................................            126,640
                                                                                                ------------
NET INVESTMENT INCOME  ..................................................................             71,410
                                                                                                ------------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON           Net realized gains from security transactions  ......................          1,445,187
INVESTMENTS:        Net change in unrealized appreciation/depreciation on investments  ..           (252,606)
                                                                                                ------------
                       Net realized and unrealized gains on investments  ................          1,192,581

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS  ..................................       $  1,263,991
                                                                                                ============

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
This table is presented to show  selected data for a share  outstanding  through each period and to assist shareholders in evaluating the Fund's performance.
                                                    SIX
                                                  MONTHS
                                                   ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                                  JUNE 30,          --------------------------------
                                                   2000
                                                (UNAUDITED)   1999      1998      1997      1996      1995
                                                 ---------   ------    ------    ------    ------    ------
INVESTMENT        Net asset value, beginning of
OPERATIONS:       period  ......................   $ 9.87    $10.88    $13.00    $12.21    $10.73    $ 9.66
                                                   ------    ------    ------    ------    ------    ------
                  Net investment income  .......     0.05      0.14      0.15      0.21      0.21      0.18
                  Net realized & unrealized
                    gain (loss) on investments .     0.69     (0.51)    (1.02)     2.64      2.16      1.38
                                                   ------    ------    ------    ------    ------    ------
                    Total from investment
                    operations  ................     0.74     (0.37)    (0.87)     2.85      2.37      1.56
                                                   ------    ------    ------    ------    ------    ------

DISTRIBUTIONS     From net investment income  ..    (0.05)    (0.14)    (0.15)    (0.19)    (0.21)    (0.17)
TO SHAREHOLDERS:  From net realized gain on
                    investments  ...............       --     (0.50)    (1.10)    (1.87)    (0.68)    (0.32)
                                                   ------    ------    ------    ------    ------    ------
                    Total from distributions to
                    shareholders  ..............    (0.05)    (0.64)    (1.25)    (2.06)    (0.89)    (0.49)
                                                   ------    ------    ------    ------    ------    ------
                  Net asset value, end of
                  period  ......................   $10.56    $ 9.87    $10.88    $13.00    $12.21    $10.73
                                                   ======    ======    ======    ======    ======    ======

RATIOS AND        Total return  ................    7.50%3  (3.32)%   (6.12)%    23.50%    22.27%    16.23%
SUPPLEMENTAL
DATA:
                  Net assets, end of period       $15,480   $17,319   $24,730   $38,886   $42,099   $35,804
                  (000's)  .....................
                  Ratio of net expenses to
                  average net assets1  .........    1.50%2    1.29%     1.30%     1.26%     1.29%     1.30%
                  Ratio of net investment           0.85%2    1.22%     1.20%     1.60%     1.78%     1.73%
                    income to average net
                    assets .....................
                  Portfolio turnover rate  .....      44%2      41%       35%       54%       64%       53%

1 Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.67%2, 1.59% and 1.37% for the periods ended June 30, 2000, December 31, 1999 and 1998, respectively (Note 5).
2  Annualized
3  Not Annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The REvest Value Fund (the "Fund") is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end investment management company organized as a Delaware business trust.

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities of small and medium-sized companies.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the Trust's significant accounting policies:

Security Valuation. The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

Share Valuation. The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment Income and Distributions to Shareholders. Dividends arising from net investment income are declared and paid quarterly and distributions from net realized gains, if any, are paid annually in December. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation on investments are determined on the basis of identified cost for book and tax purposes.

Repurchase Agreements. The Fund enters into repurchase agreements with respect to its portfolio securities solely with Firstar Bank, N.A. ("Firstar"), the custodian of its assets.

The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by Firstar until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of Firstar, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $13,855,417 for the six months ended June 30, 2000, the Fund had net unrealized appreciation of $1,668,673, consisting of gross unrealized appreciation of $3,004,379 and $1,335,706 of gross unrealized depreciation.

3. INVESTMENT TRANSACTIONS. For the six months ended June 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,600,701 and $6,789,862, respectively.

4. CAPITAL SHARES. The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                      SIX MONTHS
                                                         ENDED       YEAR ENDED
                                                     JUNE 30,2000   DECEMBER 31,
                                                     (UNAUDITED)        1999
                                                      ----------     ----------
Sold .............................................        48,724         69,802
Reinvested .......................................         6,472         99,773
Redeemed .........................................      (344,369)      (687,422)
                                                      ----------     ----------
Net decrease in shares outstanding ...............      (289,173)      (517,847)
Shares outstanding, beginning of period ..........     1,755,056      2,272,903
                                                      ----------     ----------
Shares outstanding, end of period ................     1,465,883      1,755,056
                                                      ==========     ==========

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

NOTES TO FINANCIAL STATEMENTS  (Continued)                     REVEST VALUE FUND
--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES. Certain trustees and officers of the Trust are also officers of Ebright Investments, Inc. (the "Adviser"), or of Integrated Fund Services, Inc. ("IFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement. The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses of the Fund during the six months ended June 30, 2000, the Adviser waived $13,962 of its investment advisory fees.

Administration Agreement. Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund at an annual rate of 0.09% on the Fund's average daily net assets up to $100 million; 0.075% of the next $100 million; and 0.05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee.

Transfer Agent Agreement. Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee based on the number of shareholder accounts, subject to a $1,250 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement. Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

Underwriting Agreement. Under the terms of an Underwriting Agreement, IFS Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter is an affiliate of IFS by reason of common ownership.

Shareholder Service Plan. The Trust has adopted a Shareholder Service Plan (the "Plan"). Under the Plan, the Trust may enter into shareholder service agreements pursuant to which a shareholder service provider performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Adviser pays the shareholder service provider a fee at an annual rate of up to 0.25% of the average daily net assets attributable to shares owned by investors for which the shareholder service provider maintains a servicing relationship. The Fund may reimburse the Adviser such payments in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund. For the six months ended June 30, 2000, no shareholder servicing fees were paid by the Adviser or reimbursed or accrued by the Fund.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS         Questions  concerning the Fund's investments can be directed to Jennifer Goff, the Fund's portfolio  manager,  by calling
                    (800) 277-5573. We are one of a small number of funds where the manager is available to talk directly to investors. If
                    Ms. Goff is traveling she will return your call when she returns to the office. We consider our shareholders as true partners with us in the Fund.

GENERAL Shareholder service representatives are available to answer questions about the Fund or provide you with the Fund's current literature by calling (877) 473-8378 (Option 3) between 8:00 am and 7:00 pm. Automatic account information (Option 2) is available 24 hours a day.

E-MAIL              Electronic  correspondence for the  Adviser can  be sent to:
                    REVEST@ACADIATRUST.COM

This report must be accompanied or preceded by a current Prospectus of the Fund.

                            Ebright Investments, Inc.
                               Investment Adviser
                         511 Congress Street, 9th Floor
                               Portland, ME 04101
                         (207) 774-7455 o (800) 277-5573
                               Fax (207) 772-7370

                                     REvest
                                   Value Fund
                                  P.O. Box 5354
                            Cincinnati, OH 45201-5354
                                 (877) 473-8378


                       A Series of The Winter Harbor Fund